                                                                 EXHIBIT 10.1(b)

                        LIST OF OFFICERS AND TERMS FOR
         AMENDMENT NO. 1 TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT

     Officer                Incentive Compensation
     -------                ----------------------
Joseph R. Tomkinson                4.0875%

William S. Ashmore                 4.25%

Richard J. Johnson                 3.0%

Mary C. Glass-Schannault           1.1625%